UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 26, 2023

Endo International plc

(Exact name of registrant as specified in its charter)

Ireland	001-36326	68-0683755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Floor, Minerva House, Simmonscourt Road
Ballsbridge, Dublin 4, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 011-353-1-268-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None (1)	None (1)	None (1)

(1)

On August 26, 2022, Endo International plc’s ordinary shares, which previously traded on the Nasdaq Global Select Market under the symbol ENDP, began trading exclusively on the over-the-counter market under the symbol ENDPQ. On September 14, 2022, Nasdaq filed a Form 25-NSE with the United States Securities and Exchange Commission and Endo International plc’s ordinary shares were subsequently delisted from the Nasdaq Global Select Market. On December 13, 2022, Endo International plc’s ordinary shares were deregistered under Section 12(b) of the Securities Exchange Act of 1934, as amended.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on August 16, 2022, Endo International plc, together with certain of its direct and indirect subsidiaries (the “Company” or the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The cases are being administered under the caption In re Endo International plc, et al. (Case No. 22-22549) (the “Chapter 11 Cases”). The Debtors continue to operate their businesses and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and order of the Bankruptcy Court.

Monthly Operating Reports

On May 26, 2023 and May 30, 2023, each of the Debtors filed monthly operating reports (the “Monthly Operating Reports”) with the Bankruptcy Court for the month ending March 31, 2023 and for the month ending April 30, 2023, respectively. The Monthly Operating Reports are available for review free of charge at https://restructuring.ra.kroll.com/endo/. The Monthly Operating Reports and other information available on this website are not part of this Form 8-K and are not deemed to be incorporated by reference in this Form 8-K.

The Debtors expect to file future Monthly Operating Reports and similar reports and other documents with the Bankruptcy Court while the Chapter 11 Cases remain pending. The filing of such reports and other documents may not be accompanied by a Form 8-K filing. These reports and other documents will also be available for review free of charge at https://restructuring.ra.kroll.com/endo/. Investors should review this website for additional information regarding the Debtors and their Chapter 11 Cases.

Cautionary Statement Regarding Monthly Operating Reports and Other Documents

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports or any similar reports or other documents that have been or in the future are filed with the Bankruptcy Court and are not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Reports and any other reports or documents that have been or in the future are filed with the Bankruptcy Court are limited in scope, cover a limited time period, and are prepared solely for the purpose of complying with the reporting requirements of the Bankruptcy Court. The Monthly Operating Reports and any similar reports or other documents that have been or in the future are filed with the Bankruptcy Court are not audited or reviewed by independent accountants, are not prepared in accordance with generally accepted accounting principles, are in a format prescribed by applicable bankruptcy laws or rules, and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports and any similar reports or other documents that have been or in the future are filed with the Bankruptcy Court are complete. Results and projections set forth in the Monthly Operating Reports or any similar reports or other documents that have been or in the future are filed with the Bankruptcy Court should not be viewed as indicative of future results.

Cautionary Information Regarding Trading in the Company’s Securities.

The Company continues to face certain risks and uncertainties that have been affecting its business and operations, and these risks and uncertainties may affect the Company’s ability to enter into a sale transaction and could impact the outcome of the Company’s voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (collectively, the “Chapter 11 Filings”). Holders of the Company’s equity securities will likely be entitled to little or no recovery on their investment, and recoveries to other stakeholders cannot be determined at this time. The Company cautions that trading in the Company’s securities given the pendency of the Chapter 11 Filings is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual value realized, if any, by holders of the Company’s securities in the Chapter 11 Filings. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

Certain information in this Current Report on Form 8-K may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and any applicable Canadian securities legislation, including, but not limited to, statements with respect to the Monthly Operating Reports or any similar reports or other documents that have been or in the future are filed with the Bankruptcy Court, the chapter 11 proceedings, and any other statements that refer to the Company’s expected, estimated or anticipated future results or that do not relate solely to historical facts. Statements including words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future,” “potential” or similar expressions are forward-looking statements. All forward-looking statements in this communication reflect the Company’s current views as of the date of this communication about its plans, intentions, expectations, strategies and prospects, which are based on the information currently available to it and on assumptions it has made. Actual results may differ materially and adversely from current expectations based on a number of factors, including, among other things, the following: the outcome of the Company’s contingency planning and restructuring activities; the timing, impact or results of any pending or future litigation, investigations, proceedings or claims, including opioid, tax and antitrust related matters; actual or contingent liabilities; settlement discussions or negotiations; the Company’s liquidity, financial performance, cash position and operations; the Company’s strategy; risks and uncertainties associated with chapter 11 proceedings; the negative impacts on the Company’s businesses as a result of filing for and operating under chapter 11 protection; the time, terms and ability to confirm a sale of the Company’s businesses under Section 363 of the U.S. Bankruptcy Code; the adequacy of the capital resources of the Company’s businesses and the difficulty in forecasting the liquidity requirements of the operations of the Company’s businesses; the unpredictability of the Company’s financial results while in chapter 11 proceedings; the Company’s ability to discharge claims in chapter 11 proceedings; negotiations with the holders of the Company’s indebtedness and its trade creditors and other significant creditors; risks and uncertainties with performing under the terms of the restructuring support agreement and any other arrangement with lenders or creditors while in chapter 11 proceedings; the Company’s ability to conduct business as usual; the Company’s ability to continue to serve customers, suppliers and other business partners at the high level of service and performance they have come to expect from the Company; the Company’s ability to continue to pay employees, suppliers and vendors; the ability to control costs during chapter 11 proceedings; adverse litigation; the risk that the Chapter 11 Cases may be converted to cases under chapter 7 of the Bankruptcy Code; the Company’s ability to secure operating capital; the Company’s ability to take advantage of opportunities to acquire assets with upside potential; the Company’s ability to execute on its strategic plan to pursue, evaluate and close an asset sale of the Company’s businesses pursuant to Section 363 of the Bankruptcy Code; the impact of competition, including the loss of exclusivity and generic competition; our ability to satisfy judgments or settlements or pursue appeals including bonding requirements; our ability to adjust to changing market conditions; our ability to attract and retain key personnel; our inability to maintain compliance with financial covenants and operating obligations which would expose us to potential events of default under our outstanding indebtedness; our ability to incur additional debt or equity financing for working capital, capital expenditures, business development, debt service requirements, acquisitions or general corporate or other purposes; our ability to refinance our indebtedness; a significant reduction in our short-term or long-term revenues which could cause us to be unable to fund our operations and liquidity needs or repay indebtedness; supply chain interruptions or difficulties; changes in competitive or market conditions; changes in legislation or regulatory developments; our ability to obtain and maintain adequate protection for our intellectual property rights; the timing and uncertainty of the results of both the research and development and regulatory processes, including regulatory decisions, product recalls, withdrawals and other unusual items; domestic and foreign health care and cost containment reforms, including government pricing, tax and reimbursement policies; technological advances and patents obtained by competitors; the performance, including the approval, introduction, and consumer and physician acceptance of new products and the continuing acceptance of currently marketed products; our ability to integrate any newly acquired products into our portfolio and achieve any financial or commercial expectations; the impact that known and unknown side effects may have on market perception and consumer preference for our products; the effectiveness of advertising and other promotional campaigns; the timely and successful implementation of any strategic initiatives; unfavorable publicity regarding the misuse of opioids; the uncertainty associated with the identification of and successful consummation and execution of external corporate development initiatives and strategic partnering transactions; our ability to advance our strategic priorities, develop our product pipeline and continue to develop the market for products; and our ability to obtain and successfully manufacture, maintain and distribute a sufficient supply of products to meet market demand in a timely manner. In addition, U.S. and international economic conditions, including consumer confidence and debt levels, taxation, changes in interest and currency exchange rates, international relations, capital and credit availability, the status of financial markets and institutions, the impact of and response to the ongoing COVID-19 pandemic and the impact of continued economic volatility, can materially affect our results. Therefore, the reader is cautioned not to rely on these forward-looking statements. The Company expressly disclaims any intent or obligation to update these forward-looking statements, except as required to do so by law.

Additional information concerning risk factors, including those referenced above, can be found in press releases issued by the Company, as well as the Company’s public periodic filings with the U.S. Securities and Exchange Commission and with securities regulators in Canada, including the discussion under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q or other filings with the U.S. Securities and Exchange Commission. Copies of the Company’s press releases and additional information about the Company are available at www.endo.com or you can contact the Company’s Investor Relations Department at relations.investor@endo.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO INTERNATIONAL PLC

By:	/s/ Matthew J. Maletta
Name:	Matthew J. Maletta
Title:	Executive Vice President, Chief Legal Officer and Company Secretary

Date: May 30, 2023